UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4955 Directors Place, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 526-5000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 1, 2004, Anthony E. Altig, 48, will be appointed Senior Vice President, Finance and Chief Financial Officer of Diversa Corporation (the “Company”). In connection therewith, the Company and Mr. Altig executed an employment offer letter, dated November 11, 2004, which provides for the employment of Mr. Altig on an at-will basis as Senior Vice President, Finance and Chief Financial Officer of the Company at a monthly salary of $20,834. Mr. Altig is also eligible for a maximum annual bonus payout of up to 40% of his base salary, beginning in 2005. Mr. Altig will also be granted an option to purchase 150,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of Diversa’s common stock on the date of grant. The option has a 10-year term, with 25% of the shares vesting after one year and 6.25% of the shares vesting each quarter thereafter, so long as Mr. Altig continues to be employed by the company. Mr. Altig’s option will be governed by the Company’s 1997 Equity Incentive Plan. Mr. Altig is also eligible to participate in the Company’s benefits programs, 401(k) plan and employee stock purchase plan once he has satisfied any applicable eligibility criteria.

Mr. Altig joins the Company from Maxim Pharmaceuticals, a public biopharmaceutical company, where he served as Vice President, Finance, and Chief Financial Officer from October 2002 to November 2004. From 2000 to 2001, Mr. Altig served as Executive Vice President and Chief Financial Officer for NBC Internet, Inc., an Internet portal company. From 1998 to 2000 Mr. Altig served as Executive Partner and Chief Accounting Officer for USWeb Corporation, an Internet professional services firm.

A copy of the press release announcing Mr. Altig’s appointment as the Company’s Senior Vice President, Finance and Chief Financial Officer is attached as Exhibit 99.2, hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Employment Offer Letter, dated November 11, 2004, between the Company and Anthony E. Altig.

99.2	Press release of Diversa Corporation announcing the appointment of Anthony E. Altig as Senior Vice President, Finance and Chief Financial Officer of the Company.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: November 16, 2004	By:	/s/ Edward Shonsey
	Name:	Edward Shonsey
	Title:	Executive Vice President, Internal Development and Chief Financial Officer

3.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Employment Offer Letter, dated November 11, 2004, between the Company and Anthony E. Altig.

99.2	Press release of Diversa Corporation announcing the appointment of Anthony E. Altig as Senior Vice President, Finance and Chief Financial Officer of the Company.

4.